Money Market Funds

Prospectus Supplement

UBS RMA New Jersey Municipal Money Fund

Supplement to the prospectus dated August 29, 2011

October 14, 2011

Dear Investor:

This supplement updates certain information contained in the Prospectus for UBS RMA New Jersey Municipal Money Fund (the "Fund").

Upon the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Fund's investment adviser, the Board of Trustees of UBS Municipal Money Market Series (the "Trust") has approved the liquidation of the Fund pursuant to a Plan of Liquidation (the "Plan"). Accordingly, after December 8, 2011, shares of the Fund will no longer be offered for purchase and all shares of the Fund will be liquidated in accordance with the Plan on or about December 9, 2011 (the "Liquidation Date").

Suspension of sales. Shares of the Fund will no longer be available for purchase after December 8, 2011.

Bulk exchange. On December 9, 2011, UBS Financial Services Inc. ("UBS Financial Services") intends to transfer the shares of its clients who have invested in the Fund as a sweep option to UBS RMA Tax-Free Fund ("RMA Tax-Free"), another money market fund that seeks to maintain a $1.00 per share net asset value. This transaction is expected to occur at $1.00 net asset value per share, which is the same value as the shares of the Fund. Accordingly, shareholders will receive shares of RMA Tax-Free having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund. Shareholders will be separately contacted by UBS Financial Services with additional information regarding this bulk exchange transaction. Shareholders who do not wish their shares to be transferred into RMA Tax-Free must notify their Financial Advisor on or before December 7, 2011. Such shareholders may choose to transfer the value of their shares to another sweep option or receive the value of their shares in cash upon request to UBS Financial Services. Shares invested in RMA Tax-Free will be subject to New Jersey state income tax. Please see below for important tax information.

Liquidation of assets. On or about the Liquidation Date, the Fund will be liquidated and any assets of the Fund not transferred to RMA Tax-Free will be paid in cash to shareholders remaining in the Fund.

On or about the Liquidation Date, the Trust will distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. UBS Global AM, and not the Fund, will bear expenses incurred in connection with the carrying-out of the Plan (such as the costs of certain mailings to shareholders; however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund).

Redemptions or exchanges prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund's prospectus.

ZS-501

Important tax information. If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder's shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. As with any money market fund, the Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that any money market fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as the Fund maintains a $1.00 share price. Prior to the liquidation, the Fund may make distributions of income and capital gains. Although the dividends and distributions you receive from the Fund generally are not subject to federal and New Jersey state income tax, these distributions may have tax and other consequences described in the Fund's prospectus and Statement of Additional Information. If the shares of the Fund that you own are transferred by UBS Financial Services to RMA Tax-Free (as discussed above), future dividends and distributions from RMA Tax-Free will be subject to New Jersey state income tax, but should continue to be exempt from Federal income tax as described in the prospectus. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund and/or RMA Tax-Free.

If you have questions regarding this matter, please contact your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.